UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): November 9, 2017

EXTREME NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-25711	77-0430270
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6480 Via Del Oro

San Jose, California 95119

(Address of principal executive offices)

Registrant's telephone number, including area code:

(408) 579-2800

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) On November 9, 2017, Extreme Networks, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”).  There were 113,082,289 shares entitled to be voted and 99,334,666 shares were voted in person or by proxy at the Annual Meeting.

(b) The following proposals were considered and voted on by the stockholders at the Annual Meeting and the results below were certified by the Inspector of Elections:

Proposal 1 - The following six director nominees were elected for a one-year term:

	For	Withheld	Broker Non-Votes
Charles P. Carinalli	76,976,749	1,508,883	20,849,034
Kathleen M. Holmgren	78,303,221	182,411	20,849,034
Raj Khanna	78,283,627	202,005	20,849,034
Edward H. Kennedy	77,312,578	1,173,054	20,849,034
Edward B. Meyercord	78,290,551	195,081	20,849,034
John C. Shoemaker	77,197,506	1,288,126	20,849,034

Proposal 2 – The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers:

	For	Against	Abstain	Broker Non-Votes
Votes	66,196,233	11,201,192	1,088,207	20,849,034

Proposal 3 - The stockholders voted to indicate, on an advisory basis, the following as the preferred frequency of holding future advisory votes on the compensation of the Company’s named executive officers:

	1 Year	2 Years	3 Years	Abstain
Votes	68,685,510	182,642	9,521,881	95,599

Proposal 4 - The appointment of KPMG LLP as independent auditors for Extreme Networks, Inc. for the fiscal year ending June 30, 2018 was ratified:

	For	Against	Abstain
Votes	99,075,870	158,258	100,538

Proposal 5 - Amendment No. 5 to the Company’s Amended and Restated Rights Agreement to extend the agreement until May 31, 2018 was ratified:

	For	Against	Abstain	Broker Non-Votes
Votes	70,627,860	7,737,460	120,312	20,849,034

Proposal 6 - The Amendment and Restatement of the Extreme Networks, Inc. 2013 Equity Incentive Plan was approved:

	For	Against	Abstain	Broker Non-Votes
Votes	67,696,592	10,661,052	127,988	20,849,034

Proposal 7 - The proposal to implement a simple majority vote was not submitted to a vote at the Annual Meeting because the proponent failed to properly present the proposal personally, or through a qualified representative, at the Annual Meeting.

(d)   Based on the results set forth in Proposal 3 in Item 5.07(b) above and other factors, until the next required vote on the frequency of stockholder votes on the compensation of the Company’s named executive officers, the Company has decided to include an advisory vote on the compensation of its named executive officers in its proxy materials on an annual basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2017

EXTREME NETWORKS, INC.

By:	/s/ KATY MOTIEY
Katy Motiey
Executive Vice President, Chief Administrative Officer-HR, General Counsel & Corp Secretary